AMENDMENT NO. 1

                        Loan Agreement Between
                 Hallmark Financial Services, Inc. and
                     Dorinco Reinsurance Company


      This AMENDMENT to the Loan Agreement ("Agreement"), dated March 10, 1997, by and between Hallmark Financial Services, Inc., ("Borrower") and Dorinco Reinsurance Company ("Lender"), hereby amends the following paragraphs to the Agreement as follows:

4.    Conditions to this Agreement.

            e. Reinsurance Treaty. Borrower shall have caused AH to offer, for the time period set forth in the table contained in this paragraph, to reinsure a portion of its Personal Lines Auto Quota Share Reinsurance with Lender, the form and content of such reinsurance treaty to be substantially similar to Exhibit D attached to and made a part of this Agreement, in amounts sufficient to allow for the following schedule of ceded premiums:

                  Treaty Years      Ceded Premium

            07/01/97 to 06/30/99    $ 41,600,000
            07/01/99 to 06/30/00    $ 23,328,000
            07/01/00 to 06/30/01    $ 25,194,240
            07/01/01 to 06/30/02    $ 27,209,779
            07/01/02 to 06/30/03    $ 29,386,562
            07/01/03 to 06/30/04    $ 31,737,486

                              -AND-

      6.    Affirmative Covenants.

            o. Reinsurance Treaty. Borrower shall cause AH to continue to offer, for the time period set forth in the table contained in this paragraph, to reinsure a portion of its Personal Lines Auto Quota Share Reinsurance with Lender, the form and content of such reinsurance treaty to be substantially similar to Exhibit D attached hereto, in amounts sufficient to allow for the following schedule of ceded premiums:

                  Treaty Years      Ceded Premium

            07/01/97 to 06/30/99    $ 41,600,000
            07/01/99 to 06/30/00    $ 23,328,000
            07/01/00 to 06/30/01    $ 25,194,240
            07/01/01 to 06/30/02    $ 27,209,779
            07/01/02 to 06/30/03    $ 29,386,562
            07/01/03 to 06/30/04    $ 31,737,486

      All portions of the Agreement not herein amended shall remain in full force and effect.

      IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment No. 1 to the Loan Agreement, dated March 10, 1997, and have indicated their acceptance and incorporation by reference into said Loan Agreement by signing below.
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Borrower:

HALLMARK FINANCIAL SERVICES, INC.

By: _________________________________     Witness:______________________
Title:_______________________________     Title:________________________

Date:________________________________


Lender:

DORINCO REINSURANCE COMPANY

By: _________________________________     Witness:______________________

Title:_______________________________     Title:________________________

Date:________________________________